MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO   ANNUAL REPORT

                                                               February 16, 1999

Dear Contract Owner,

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust -- Strategic Fixed Income Portfolio for the fiscal year ended December 31, 1998.

MARKET REVIEW
----------------------------------------------------------------------------
[BARS ICON]

The "flight to quality" that had dominated the bond markets in 1998 partially reversed itself toward year-end as the markets stabilized. To head off the threatening global financial crisis, the Federal Reserve cut the short-term interest rate by 0.25% in September, October and November, lowering it from 5.50% to 4.75%. Cuts in short-term rates by several European central banks in preparation for the January 1, 1999 debut of the euro currency reinforced the Federal Reserve action.

   After eight weeks of a nearly dead new-issue market (late August through mid-October), signs of life began to appear in shorter-maturity debt and selling longer maturities became possible in issues and sectors perceived to be less risky. Investors returned to the capital markets in search of bargains, boosting the corporate and mortgage-backed sectors. Corporate bonds produced their best monthly return since the inception of the Lehman indices in 1973, only three months after posting their worst monthly return.

OUTLOOK
  [ARROW ICON]
Fixed income investors will most likely take their 1998 experience with risk to heart and invest cautiously in 1999. Despite continued strong U.S. economic growth and the stock market's record levels, spreads and liquidity premiums in fixed income securities remain high. Yield spreads may tighten a bit in 1999, which we believe will boost the performance of corporate bonds and mortgage securities.

   Bond market liquidity has improved but may worsen again if one or more potential problems arise: Brazil's economic condition deteriorates further, the U.S. stock market weakens or Asia's crisis spreads further. We expect the economy to grow more slowly in 1999, with inflation remaining low. We do not believe a recession is likely.

PORTFOLIO REVIEW
----------------------------------------------------------------------------

   We remained bullish on bonds during the six months ended December 31, 1998, expecting interest rates to fall. To capture the expected price gain from falling rates we kept the Portfolio's interest-rate sensitivity (its "duration") at about 0.5 years above that of its benchmark, the Lehman Brothers Mortgage Bond Index (the "Index"). This strategy paid off as interest rates declined.

ANNUAL REPORT

   Although the Portfolio's duration was properly positioned for the decline in interest rates, the Portfolio's sector allocation proved detrimental. The latter part of the fiscal year was a period of severe illiquidity in the fixed income markets as investors fled all sectors but U.S. Treasurys. The result was strong Treasury performance at the expense of just about every other fixed income sector. The Portfolio's holdings of mortgage-backed securities did not keep pace with Treasurys.

   We expect the Federal Reserve to continue lowering interest rates in 1999 to forestall an economic slowdown, and have structured the portfolio accordingly. We currently intend to maintain portfolio duration about one-quarter year above the benchmark. In anticipation of further economic slowdown, additional Fed easing, and a steeper yield curve, we have concentrated the portfolio in intermediate maturities (a "bullet" structure). We continue to believe mortgages remain the most prudent way to enhance portfolio yield without adding undue risk. Since October, the mortgage market has regained ground. We continue to focus our mortgage investments in the sectors where we believe the prepayment risks are minimal, such as discount coupons and structured collateralized mortgage obligations (CMOs).

ASSET ALLOCATION(1)

-----------------------------------
Mortgage Backed
Securities                    53.6%
Corporate Bonds               30.3
U.S. Government
Obligations                   12.6
Cash                           3.5
-----------------------------------

   Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

/s/ Margo Alexander
MARGO ALEXANDER
President
Mitchell Hutchins Asset Management Inc.

(1) All weightings represent percentages of portfolio assets as of December 31, 1998. The Portfolio is actively managed and all weightings are subject to change.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO   ANNUAL REPORT

PERFORMANCE AT A GLANCE
----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE STRATEGIC FIXED INCOME PORTFOLIO AND THE LEHMAN BROTHERS MORTGAGE BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            STRATEGIC FIXED INCOME PORTFOLIO    LB MORTGAGE INDEX
07/31/89                              $10,000               $10,000
09/30/89                              $10,060                $9,940
12/31/89                              $10,260               $10,339
03/31/90                              $10,250               $10,352
06/30/90                              $10,431               $10,745
09/30/90                              $10,482               $10,904
12/31/90                              $11,043               $11,447
03/31/91                              $11,274               $11,799
06/30/91                              $11,401               $12,023
09/30/91                              $12,064               $12,682
12/31/91                              $12,713               $13,246
03/31/92                              $12,385               $13,133
06/30/92                              $12,911               $13,660
09/30/92                              $13,590               $14,068
12/31/92                              $13,575               $14,169
03/31/93                              $14,302               $14,589
06/30/93                              $14,747               $14,860
09/30/93                              $15,345               $15,003
12/31/93                              $15,162               $15,139
03/31/94                              $14,539               $14,787
06/30/94                              $14,285               $14,704
09/30/94                              $14,387               $14,831
12/31/94                              $14,352               $14,895
03/31/95                              $14,990               $15,675
06/30/95                              $15,920               $16,493
09/30/95                              $16,170               $16,839
12/31/95                              $17,009               $17,397
03/31/96                              $16,544               $17,320
06/30/96                              $16,672               $17,458
09/30/96                              $17,014               $17,815
12/31/96                              $17,653               $18,328
03/31/97                              $17,480               $18,351
06/30/97                              $18,223               $19,046
09/30/97                              $18,863               $19,604
12/31/97                              $19,594               $20,068
03/31/98                              $19,834               $20,396
06/30/98                              $20,441               $20,747
09/30/98                              $21,699               $21,295
12/31/98                              $21,283               $21,464

   The graph depicts the performance of the Strategic Fixed Income Portfolio versus the Lehman Brothers Mortgage Bond Index, from July 31, 1989 through December 31, 1998. It is important to note that the Strategic Fixed Income Portfolio is a professionally managed mutual fund while the Index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 12/31/98

----------------------
One Year         8.62%
Five Years       7.02
Life*            8.34
----------------------

*Life = return since commencement of operations on 7/5/89.
   Past performance does not guarantee future performance. Figures assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable dates and do not include sales charges. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

   The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Sources: Lipper Inc. and PaineWebber Inc.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1998

PRINCIPAL
 AMOUNT                                                             MATURITY                   INTEREST
  (000)                                                              DATES                      RATES               VALUE
---------                                                  --------------------------   ----------------------   ------------
U.S. GOVERNMENT OBLIGATIONS--13.78%
  $ 200     U.S. Treasury Bond Stripped Principal Only...           08/15/19                          5.698%+    $     63,802
    600     U.S. Treasury Bonds..........................     08/15/13 to 11/15/26          6.500 to 12.000           838,313
    408     U.S. Treasury Inflation Index Notes..........     07/15/02 to 01/15/08                    3.625           402,393
                                                                                                                 ------------
Total U.S. Government Obligations (cost--$1,306,174).....                                                           1,304,508
                                                                                                                 ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--11.31%
    151     GNMA ARM.....................................           09/20/25                          6.625           153,799
    504     GNMA ARM.....................................     02/20/25 to 06/20/25                    6.875           513,901
    395     GNMA ARM.....................................           11/20/21                          7.000           403,577
                                                                                                                 ------------
Total Government National Mortgage Association
  Certificates (cost-- $1,071,506).......................                                                           1,071,277
                                                                                                                 ------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.91%
    278     FHLMC (cost--$270,064).......................           10/01/24                          6.000           275,244
                                                                                                                 ------------

COLLATERALIZED MORTGAGE OBLIGATIONS--43.86%
    171     FHLMC REMIC Series 1614, Class QZ............           11/15/23                          6.500           166,884
    197     FHLMC REMIC Series 1628, Class KZ............           12/15/23                          6.250           192,183
    199     FNMA REMIC Series 1991-57, Class Z...........           05/25/21                          6.500           199,209
    318     FNMA REMIC Series 1993-112, Class ZB.........           07/25/23                          7.000           325,419
    100     FNMA REMIC Series 1993-163, Class ZA.........           09/25/23                          7.000           102,589
    147     FNMA REMIC Series 1993-96, Class PZ..........           06/25/23                          7.000           150,922
     49     FNMA REMIC Series 1993-98, Class FZ..........           07/25/22                          5.860(1)         48,626
    329     FNMA REMIC Series G92-40, Class ZC...........           07/25/22                          7.000           332,339
    235     FNMA REMIC Series G93-16, Class K............           04/25/23                          5.000           218,329
    250     GMAC Commercial Mortgage Securities Inc.,
              Series 1998-C1, Class A2...................           03/15/08                          6.700           262,183
     49     Greenwich Capital Acceptance Inc., Series
              1991-B, Class A1, ARM......................           01/25/22                          7.600            49,318
    152     Greenwich Capital Acceptance Inc., Series
              1992-LB6, Class A1, ARM....................           10/25/22                          7.161           154,437
    500     Merrill Lynch Mortgage Investors Inc., Series
              1993-I, Class A3...........................           11/15/23                          5.933(1)        502,405
    414     Prudential Home Mortgage Securities Corp.
              REMIC Series 1993-38, Class A7.............           09/25/23                          6.950           414,378
    493     Residential Funding Mortgage Services, REMIC
              Series 1997-S7, Class A5...................           05/25/27                          7.500           505,096
    536     Westam Mortgage Financial Corp., Series 14,
              Class 14A..................................           06/26/20                          5.350           528,834
                                                                                                                 ------------
Total Collateralized Mortgage Obligations
  (cost--$3,796,233).....................................                                                           4,153,151
                                                                                                                 ------------

STRIPPED MORTGAGE-BACKED SECURITIES--0.26%
     35     FNMA REMIC Series 1993-235, Class G*(2)
              (cost--$20,166)............................           09/25/23                          7.999+           25,095
                                                                                                                 ------------

CORPORATE BONDS--32.96%
AIRLINES--7.11%
    500     United Airlines Inc..........................           02/19/15                         10.850           672,920
                                                                                                                 ------------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

PRINCIPAL
 AMOUNT                                                             MATURITY                   INTEREST
  (000)                                                              DATES                      RATES               VALUE
---------                                                  --------------------------   ----------------------   ------------
CORPORATE BONDS--(CONCLUDED)
BANKS--2.62%
  $ 250     MBNA American Bank...........................           12/10/02                          5.619%(1)  $    248,555
                                                                                                                 ------------
CABLE--2.90%
    250     Telecommunications Inc.......................           01/15/03                          8.250           274,402
                                                                                                                 ------------
METALS & MINING--5.31%
    500     Noranda Inc.(1)..............................           08/18/00                          6.157           502,501
                                                                                                                 ------------
SECURITY & ASSET MANAGEMENT--3.73%
    250     Goldman Sachs Group LP(2)....................           06/15/00                          6.375           252,878
    100     Lehman Brothers Holdings Inc.................           01/12/99                          4.320(1)         99,964
                                                                                                                 ------------
                                                                                                                      352,842
                                                                                                                 ------------
TELECOMMUNICATIONS--SERVICES--2.74%
    250     Worldcom Inc.................................           01/15/04                          9.375           259,005
                                                                                                                 ------------
TOBACCO--5.55%
    200     Philip Morris Companies Inc..................           10/15/03                          8.250           220,787
    300     RJR Nabisco Inc..............................           12/01/02                          8.625           305,398
                                                                                                                 ------------
                                                                                                                      526,185
YANKEE--3.00%
    200     Gulf Canada Resources Ltd....................           08/15/99                          9.000           200,000
    100     National Power Corp..........................           05/15/28                          9.625            84,424
                                                                                                                 ------------
                                                                                                                      284,424
                                                                                                                 ------------
Total Corporate Bonds (cost--$3,097,779).................                                                           3,120,834
                                                                                                                 ------------

COMMERCIAL PAPER--2.10%
    200     Procter & Gamble Company (cost $198,492).....           02/26/99                          4.850@          198,491
                                                                                                                 ------------

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--0.62%
     60     U.S. Treasury Bills++ (cost--$59,307)........     02/04/99 to 05/27/99           4.310 to 4.390            59,010
                                                                                                                 ------------

REPURCHASE AGREEMENT--1.14%
    108     Repurchase Agreement dated 12/31/98 with
              State Street Bank & Trust Company,
              collateralized by $110,000 U.S. Treasury
              Notes, 6.375% due 05/15/00
              (value--$113,349); proceeds: $108,048
              (cost--$108,000)...........................           01/04/99                          4.000           108,000
                                                                                                                 ------------
Total Investments (cost--$9,927,721)--108.94%............                                                          10,315,610
Liabilities in excess of other assets--(8.94)%...........                                                           (846,803)
                                                                                                                 ------------
Net Assets--100.00%......................................                                                        $  9,468,807
                                                                                                                 ------------
                                                                                                                 ------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

NUMBER OF                                                                                       EXPIRATION
CONTRACTS                                                         STRIKE PRICE                     DATE                 VALUE
---------                                                  --------------------------   --------------------------   ------------

WRITTEN OPTIONS

      6     U.S. 10 Year Treasury Note Futures Puts......    $        117                     February 1999      $      2,813
      6     U.S. 10 Year Treasury Note Futures Calls.....             123                     February 1999             1,312
                                                                                                                 ------------
                                                                                                                 $      4,125
                                                                                                                 ------------
                                                                                                                 ------------

---------------

*          Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
+          Estimated yield to maturity at December 31, 1998.
++         Entire amount pledged as collateral for futures transactions.
@          Interest rates shown are discount rates at dates of purchase.
ARM        Adjustable Rate Mortgage--The interest rates shown are the current rates as of December 31, 1998.
REMIC      Real Estate Mortgage Investment Conduit.
(1)        Floating rate securities--The interest rates shown are the current rates as of December 31, 1998.
(2)        Illiquid securities representing 2.94% of net assets.

FUTURES CONTRACTS

                                                                                                                     UNREALIZED
 NUMBER OF                                                                                    IN       EXPIRATION   APPRECIATION/
 CONTRACTS                              CONTRACTS TO RECEIVE                             EXCHANGE FOR     DATE      (DEPRECIATION)
-----------   -------------------------------------------------------------------------  ------------  -----------  -------------
       24     U.S. 10 Year Treasury Note...............................................   $2,885,781   March 1999     $   (26,031)
        5     U.S. 30 Year Long Bond...................................................      648,317   March 1999          (9,652)
        3     U.K. 90 Day Libor........................................................      591,692    June 1999           4,961
                                                                                                                    -------------
                                                                                                                    $     (30,722)
                                                                                                                    -------------
                                                                                                                    -------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1998

ASSETS
Investments, at value (cost--$9,927,721)..............................................................  $10,315,610
Cash (including cash denominated in foreign currencies)...............................................       44,791
Interest receivable...................................................................................      115,601
Receivable for investments sold.......................................................................      283,809
Receivable for variation margin.......................................................................        4,366
Other assets..........................................................................................        1,120
                                                                                                        -----------
Total assets..........................................................................................   10,765,297
                                                                                                        -----------

LIABILITIES
Dividends payable.....................................................................................      681,593
Payable for investments purchased.....................................................................      585,849
Payable to investment adviser and administrator.......................................................        4,358
Outstanding options written (premium received $5,592).................................................        4,125
Accrued expenses and other liabilities................................................................       20,565
                                                                                                        -----------
Total liabilities.....................................................................................    1,296,490
                                                                                                        -----------

NET ASSETS
Beneficial interest shares of $0.001 par value outstanding--878,456 (unlimited number authorized).....    9,084,673
Distributions in excess of net investment income......................................................       (1,326)
Accumulated net realized gains from investments.......................................................       26,973
Net unrealized appreciation of investments and other assets and liabilities denominated in foreign
  currencies..........................................................................................      358,487
                                                                                                        -----------
Net assets............................................................................................  $ 9,468,807
                                                                                                        -----------
                                                                                                        -----------
Net asset value, offering price and redemption value per share........................................       $10.78
                                                                                                        -----------
                                                                                                        -----------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF OPERATIONS

                                                                                                                      FOR THE
                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1998
                                                                                                                 -----------------
INVESTMENT INCOME:
Interest.......................................................................................................     $   731,347
                                                                                                                 -----------------

EXPENSES:
Investment advisory and administration.........................................................................          52,424
Legal and audit................................................................................................          17,287
Interest expense...............................................................................................          15,056
Reports and notices to shareholders............................................................................          12,834
Custody and accounting.........................................................................................           8,330
Trustees' fees.................................................................................................           7,500
Transfer agency fees and related service expenses..............................................................           1,500
Other expenses.................................................................................................             388
                                                                                                                 -----------------
                                                                                                                        115,319
                                                                                                                 -----------------
Net investment income..........................................................................................         616,028
                                                                                                                 -----------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from:
    Investments................................................................................................         100,294
    Foreign currency transactions..............................................................................          (1,056)
    Futures and written options contracts......................................................................         117,626
Net change in unrealized appreciation/depreciation of:
    Investments................................................................................................          57,264
    Futures and written options................................................................................         (30,305)
    Other assets, liabilities and forward contracts denominated in foreign currencies..........................            (120)
                                                                                                                 -----------------
NET REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES...................................................         243,703
                                                                                                                 -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........................................................     $   859,731
                                                                                                                 -----------------
                                                                                                                 -----------------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                              FOR THE YEARS
                                                                                                            ENDED DECEMBER 31,
                                                                                                        --------------------------
                                                                                                            1998          1997
                                                                                                        ------------  ------------
FROM OPERATIONS:
Net investment income.................................................................................  $    616,028  $    643,796
Net realized gains (losses) from:
  Investments.........................................................................................       100,294       101,982
  Foreign currency transactions.......................................................................        (1,056)        5,398
  Futures and options contracts.......................................................................       117,626        46,052
Net change in unrealized appreciation/depreciation of:
  Investments, futures and options....................................................................        26,959       281,528
  Other assets and liabilities denominated in foreign currencies......................................          (120)       20,451
                                                                                                        ------------  ------------
Net increase in net assets resulting from operations..................................................       859,731     1,099,207
                                                                                                        ------------  ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................................................      (601,127)     (647,827)
Net realized gains from investments...................................................................       (80,466)      --
                                                                                                        ------------  ------------
                                                                                                            (681,593)     (647,827)
                                                                                                        ------------  ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares..................................................................       866,068     1,378,003
Cost of shares repurchased............................................................................    (2,114,052)   (3,360,480)
Proceeds from dividends reinvested....................................................................       647,827       732,890
                                                                                                        ------------  ------------
Net decrease in net assets from beneficial interest transactions......................................      (600,157)   (1,249,587)
                                                                                                        ------------  ------------
Net decrease in net assets............................................................................      (422,019)     (798,207)

NET ASSETS:
Beginning of year.....................................................................................     9,890,826    10,689,033
                                                                                                        ------------  ------------
End of year...........................................................................................  $  9,468,807  $  9,890,826
                                                                                                        ------------  ------------
                                                                                                        ------------  ------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Mitchell Hutchins Series Trust-Strategic Fixed Income Portfolio (the "Portfolio") is a nondiversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of each Portfolio are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts.

  The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

  The preparation of financial statements in accordance with generally accepted accounting principles requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

  VALUATION OF INVESTMENTS--Where market quotations are readily available, portfolio securities are valued thereon, provided such quotations adequately reflect the fair value of the securities, in the judgment of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), and investment adviser and administrator of the Portfolio, or the sub-adviser of the Portfolio, as the primary market for the Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last trade price on Nasdaq price to the time of valuation; other OTC securities (other than short-term debt securities described below) are valued at the last quoted bid price available in the OTC market prior to the time of valuation. When market quotations are unavailable, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning those securities or similar securities received from recognized dealers in those securities. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees ("board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

  All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's custodian, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in a computation of the Portfolio's net asset values. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities may be valued at their fair value as determined in good faith by or under the direction of the Fund's board of trustees.

NOTES TO FINANCIAL STATEMENTS

  REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1) market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period.

(2) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the Portfolio's net assets including the market values of the Portfolio's investments are presented at the foreign exchange rates at the close of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations.

  OPTION WRITING--When the Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

  FUTURES CONTRACTS--Upon entering into a financial futures contract, the Portfolio is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio

NOTES TO FINANCIAL STATEMENTS

each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

  Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolio primarily uses financial futures contracts for hedging purposes or to manage the average duration of the Portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

  REVERSE REPURCHASE AGREEMENTS--The Portfolio may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Portfolios' board of trustees. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  For the year ended December 31, 1998, the Portfolio engaged in reverse repurchase agreements. The average monthly balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was $268,861 at a weighted average interest rate of 5.60%.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the portfolio is authorized to invest.

  The ability of the issuers of debt securities, including mortgage-and-asset-backed securities held by the Portfolio, to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. Mortgage-and-asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

NOTES TO FINANCIAL STATEMENTS

WRITTEN OPTION ACTIVITY

  Written option activity for the year ended December 31, 1998 for the Strategic Fixed Income Portfolio was as follows:

                                                                                        NUMBER OF    AMOUNT OF
                                                                                         OPTIONS     PREMIUMS
                                                                                       -----------  -----------

Options outstanding at December 31, 1997.............................................           0            0
Options written during the year ended December 31, 1998..............................          12    $   5,592
Options terminated in closing purchase transactions..................................           0            0
                                                                                       -----------  -----------
Options outstanding at December 31, 1998.............................................          12    $   5,592
                                                                                       -----------  -----------
                                                                                       -----------  -----------

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund's board of trustees has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the advisory contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued at an annual rate 0.50% of the Portfolio's average daily net assets.

  Under separate contracts, Mitchell Hutchins pays Pacific Investment Management Company to serve as the sub-adviser of the Portfolio. Mitchell Hutchins (not the Portfolio) pays the sub-adviser a fee, computed daily and paid monthly, at an annual rate of 0.25% of Portfolio's average daily net assets.

SECURITIES LENDING

  The Portfolio may lend securities up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. For the year ended December 31, 1998, the Portfolio had no security lending activity.

BANK LINE OF CREDIT

  The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowing. For the year ended December 31, 1998, the Portfolio did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at December 31, 1998 was substantially the same as the cost of securities for financial statement purposes.

  At December 31, 1998, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value over cost).................   $ 422,728
Gross depreciation (investments having an excess of cost over value).................     (34,839)
                                                                                       -----------
Net unrealized appreciation of investments...........................................   $ 387,889
                                                                                       -----------
                                                                                       -----------

  For the year ended December 31, 1998, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were $26,395,752 and $27,666,995, respectively.

FEDERAL TAX STATUS

  The Portfolio intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

  To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1998, the Portfolio's undistributed net investment income was decreased by $8,213 and accumulated net realized gains/losses from investments were increased by $8,213.

SHARES OF BENEFICIAL INTEREST

  There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for the Portfolio was as follows:

                                                                                        FOR THE YEARS ENDED
                                                                                            DECEMBER 31
                                                                                        --------------------
                                                                                          1998       1997
                                                                                        ---------  ---------
Shares sold...........................................................................     78,182    128,208
Shares redeemed.......................................................................   (190,121)  (317,619)
Dividends reinvested..................................................................     60,544     72,277
                                                                                        ---------  ---------
Net decrease..........................................................................    (51,395)  (117,134)
                                                                                        ---------  ---------
                                                                                        ---------  ---------

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

                                                           FOR THE YEARS ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                             1998          1997          1996          1995          1994
                                          ----------     ---------     ---------     ---------     ---------
Net asset value, beginning of year......     $ 10.64     $   10.21     $   10.61     $   10.34     $   11.93
                                          ----------     ---------     ---------     ---------     ---------
Net investment income...................        0.70          0.69          0.70          0.88          0.85
Net realized and unrealized gains
 (losses) from investments, futures and
 options................................        0.21          0.44         (0.31)         1.03         (1.49)
                                          ----------     ---------     ---------     ---------     ---------
Net increase (decrease) from investment
 operations.............................        0.91          1.13          0.39          1.91         (0.64)
                                          ----------     ---------     ---------     ---------     ---------
Dividends from net investment income....       (0.68)        (0.70)        (0.70)        (0.88)        (0.85)
Distributions from net realized gains on
 investments............................       (0.09)       --             (0.09)        (0.76)        (0.10)
                                          ----------     ---------     ---------     ---------     ---------
Total dividends and distributions.......       (0.77)        (0.70)        (0.79)        (1.64)        (0.95)
                                          ----------     ---------     ---------     ---------     ---------
Net asset value, end of year............     $ 10.78     $   10.64     $   10.21     $   10.61     $   10.34
                                          ----------     ---------     ---------     ---------     ---------
                                          ----------     ---------     ---------     ---------     ---------
Total investment return (1).............        8.62%        11.00%         3.79%        18.51%        (5.34)%
                                          ----------     ---------     ---------     ---------     ---------
                                          ----------     ---------     ---------     ---------     ---------
Ratios/Supplemental Data:
Net assets, end of year (000's).........     $ 9,469     $   9,891     $  10,689     $  13,741     $  17,020
Expenses to average net assets..........        1.10%+        1.00%         1.52%         0.99%         0.89%
Net investment income to average net
 assets.................................        5.88%         6.04%         5.88%         6.35%         6.64%
Portfolio turnover......................         245%          175%          317%          234%           54%

-----------------
+ Includes 0.14% of interest expense related to the repurchase agreements entered into during the year ended December 31, 1998.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC FIXED INCOME PORTFOLIO

REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio (the "Portfolio") (one of the Portfolios constituting Mitchell Hutchins Series Trust) (the "Fund") as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Strategic Fixed Income Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

New York, New York
February 11, 1999

ANNUAL REPORT
----------------------

MITCHELL

HUTCHINS SERIES

TRUST

STRATEGIC FIXED

INCOME PORTFOLIO




December 31, 1998

-C- 1999 PaineWebber Incorporated